Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	YTD
LOAN PRODUCTION
Number of Working Days in the Period	21	21	21	20	19	23	20	22	22	20	23	20	22	211
Average Daily Mortgage Loan Applications	$ 2,806	$ 2,667	$ 2,467	$ 2,408	$ 2,505	$ 2,687	$ 2,562	$ 2,667	$ 2,731	$ 2,539	$ 2,645	$ 2,836	$ 2,642	$ 2,626
Mortgage Loan Pipeline (loans-in-process)	$ 70,644	$ 68,773	$ 59,651	$ 57,351	$ 59,336	$ 64,167	$ 63,739	$ 65,577	$ 64,979	$ 62,230	$ 64,125	$ 65,316	$ 60,939
Commercial Real Estate Loan Pipeline (loans-in-process)	$ 339	$ 441	$ 297	$ 308	$ 258	$ 203	$ 295	$ 204	$ 305	$ 203	$ 296	$ 227	$ 181

Loan Fundings:
Consumer Markets Division	$ 14,534	$ 13,656	$ 12,735	$ 10,304	$ 10,809	$ 13,513	$ 12,413	$ 14,170	$ 14,708	$ 12,978	$ 14,021	$ 12,436	$ 13,669	$ 129,021
Wholesale Lending Division	8,206	8,171	8,607	7,141	7,159	9,349	8,419	9,083	9,283	7,786	8,193	7,229	7,464	81,106
Correspondent Lending Division	21,099	19,227	18,266	14,233	11,223	15,680	13,263	13,325	15,332	14,023	16,185	16,534	19,399	149,197
Capital Markets	2,933	1,190	4,506	955	1,746	1,306	1,943	1,996	2,674	944	1,782	1,596	576	15,518
Total Mortgage Loan Fundings	46,772	42,244	44,114	32,633	30,937	39,848	36,038	38,574	41,997	35,731	40,181	37,795	41,108	374,842
Commercial Real Estate Fundings	507	647	362	235	268	463	252	281	464	427	273	646	406	3,715
Total Loan Fundings	$ 47,279	$ 42,891	$ 44,476	$ 32,868	$ 31,205	$ 40,311	$ 36,290	$ 38,855	$ 42,461	$ 36,158	$ 40,454	$ 38,441	$ 41,514	$ 378,557

Countrywide Bank Mortgage Loan Fundings (1)	$ 2,936	$ 3,335	$ 4,480	$ 4,183	$ 3,825	$ 4,551	$ 4,996	$ 8,050	$ 11,057	$ 11,845	$ 13,233	$ 11,706	$ 17,206	$ 90,652

Loan Fundings in Units:
Consumer Markets Division	91,233	86,972	81,628	69,073	72,924	88,971	81,216	90,906	92,204	82,294	88,698	78,388	83,206	827,880
Wholesale Lending Division	40,184	39,158	41,380	34,735	34,947	45,660	40,501	43,783	44,785	37,798	40,740	35,448	36,813	395,210
Correspondent Lending Division	101,453	93,705	91,459	71,049	55,858	76,598	65,684	66,904	77,911	71,023	82,777	85,213	96,120	749,137
Capital Markets	10,932	4,588	17,250	3,777	6,737	4,871	7,749	7,509	9,942	3,716	6,978	5,832	2,594	59,705
Total Mortgage Loan Fundings in Units	243,802	224,423	231,717	178,634	170,466	216,100	195,150	209,102	224,842	194,831	219,193	204,881	218,733	2,031,932
Commercial Real Estate	29	35	28	26	24	38	32	45	66	40	39	56	97	463
Total Loan Fundings in Units	243,831	224,458	231,745	178,660	170,490	216,138	195,182	209,147	224,908	194,871	219,232	204,937	218,830	2,032,395

Countrywide Bank Mortgage Loan Units (1)	30,026	30,038	35,116	31,622	30,707	37,008	37,913	57,918	75,386	74,781	82,746	73,642	99,553	601,276

Mortgage Loan Fundings: (2)
Purchase	$ 20,693	$ 19,409	$ 21,086	$ 14,410	$ 13,527	$ 18,412	$ 16,462	$ 18,251	$ 20,710	$ 17,228	$ 19,368	$ 17,627	$ 17,287	$ 173,282
Non-purchase	26,079	22,835	23,028	18,223	17,410	21,436	19,576	20,323	21,287	18,503	20,813	20,168	23,821	201,560
Total Mortgage Loan Fundings	$ 46,772	$ 42,244	$ 44,114	$ 32,633	$ 30,937	$ 39,848	$ 36,038	$ 38,574	$ 41,997	$ 35,731	$ 40,181	$ 37,795	$ 41,108	$ 374,842

Mortgage Loan Fundings by Product:
Government Fundings	$ 958	$ 886	$ 890	$ 856	$ 816	$ 1,206	$ 1,045	$ 1,108	$ 1,161	$ 1,047	$ 1,161	$ 1,036	$ 1,241	$ 10,677
ARM Fundings	$ 23,146	$ 21,052	$ 22,356	$ 16,835	$ 15,682	$ 19,098	$ 17,312	$ 19,508	$ 19,936	$ 16,936	$ 17,978	$ 15,486	$ 15,471	$ 174,242
Home Equity Fundings	$ 3,569	$ 3,714	$ 4,020	$ 3,476	$ 3,411	$ 4,176	$ 3,918	$ 4,226	$ 4,317	$ 3,798	$ 4,141	$ 3,766	$ 3,571	$ 38,800
Nonprime Fundings	$ 3,876	$ 3,899	$ 4,405	$ 3,042	$ 2,845	$ 3,318	$ 3,292	$ 3,807	$ 4,107	$ 3,354	$ 3,722	$ 3,058	$ 3,254	$ 33,799

MORTGAGE LOAN SERVICING (3)
Volume	$1,070,077	$1,092,104	$1,111,090	$1,126,610	$1,137,344	$1,152,651	$1,164,010	$1,179,179	$1,196,720	$1,210,919	$1,228,518	$1,244,311	$1,263,061
Units	7,294,228	7,379,806	7,431,949	7,500,434	7,542,493	7,604,711	7,637,270	7,686,777	7,757,724	7,813,034	7,890,954	7,964,033	8,043,817

Subservicing Volume(4)	$ 30,641	$ 32,265	$ 29,901	$ 29,141	$ 28,776	$ 26,172	$ 22,541	$ 22,243	$ 21,975	$ 22,012	$ 23,179	$ 20,552	$ 21,125
Subservicing Units	267,847	268,954	261,078	247,185	250,832	238,767	216,296	212,483	209,564	207,213	209,126	193,536	193,170

Prepayments in Full	$ 20,625	$ 19,125	$ 17,810	$ 13,548	$ 14,463	$ 18,992	$ 16,540	$ 19,037	$ 19,685	$ 16,934	$ 19,783	$ 16,907	$ 20,142	$ 176,031
Bulk Servicing Acquisitions	$ 5,462	$ 997	$ 1,686	$ 40	$ 37	$ 24	$ 16	$ 26	$ 29	$ 34	$ 534	$ 2,375	$ 3,913	$ 7,028

Portfolio Delinquency - CHL (5)	4.32%	4.58%	4.61%	4.42%	4.29%	3.68%	4.06%	3.91%	3.92%	4.11%	4.15%	4.50%	4.43%
Foreclosures Pending - CHL (5)	0.41%	0.43%	0.44%	0.46%	0.47%	0.47%	0.46%	0.47%	0.47%	0.48%	0.50%	0.52%	0.56%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	800,675	764,650	657,448	821,967	788,038	952,880	820,238	906,653	893,541	818,603	920,379	788,458	837,157	8,547,914
Flood Determinations	314,302	301,893	294,120	275,546	253,647	325,135	276,384	313,710	316,722	196,237	302,948	273,293	290,196	2,823,818
Appraisals	111,172	105,296	96,598	86,503	80,234	112,836	99,621	116,380	119,292	102,950	117,367	104,930	118,105	1,058,218
Automated Property Valuation Services	706,351	618,304	457,504	967,896	497,300	590,348	1,048,619	527,849	488,613	444,637	939,734	699,238	539,126	6,743,360
Other	14,424	15,626	15,261	15,866	15,718	18,194	12,634	18,536	17,203	15,160	19,918	17,471	21,167	171,867
Total Units	1,946,924	1,805,769	1,520,931	2,167,778	1,634,937	1,999,393	2,257,496	1,883,128	1,835,371	1,577,587	2,300,346	1,883,390	1,805,751	19,345,177

CAPITAL MARKETS
Securities Trading Volume (6)	$270,724	$307,234	$286,037	$314,858	$292,307	$371,190	$281,690	$331,804	$320,842	$278,625	$353,106	$301,179	$299,790	$3,145,391

BANKING
Banking Operations Assets (in billions)	$ 72	$ 72	$ 73	$ 75	$ 75	$ 78	$ 79	$ 80	$ 84	$ 85	$ 87	$ 88	$ 83

INSURANCE
Net Premiums Earned:
Carrier	$ 70.8	$ 72.9	$ 105.6	$ 79.4	$ 73.2	$ 75.4	$ 73.1	$ 72.9	$ 83.1	$ 75.5	$ 92.1	$ 76.5	$ 81.0	$ 782.2
Reinsurance	15.7	17.0	16.5	17.0	17.4	17.4	18.7	17.9	18.6	18.4	18.7	19.5	19.5	183.1
Total Net Premiums Earned	$ 86.5	$ 89.9	$ 122.1	$ 96.4	$ 90.6	$ 92.8	$ 91.8	$ 90.8	$ 101.7	$ 93.9	$ 110.8	$ 96.0	$ 100.5	$ 965.3

Workforce Head Count: (7) (8)
Loan Originations	30,657	30,781	30,619	30,721	30,826	31,211	31,789	32,360	32,515	32,253	32,310	32,013	32,395
Loan Servicing	7,247	7,372	7,460	7,590	7,687	7,816	7,771	7,683	7,390	7,138	7,003	6,959	6,951
Loan Closing Services	1,619	1,648	1,648	1,615	1,585	1,589	1,582	1,618	1,709	1,764	1,699	1,665	1,668
Banking	2,092	2,101	2,078	2,156	2,230	2,273	2,342	2,366	2,414	2,463	2,473	2,476	2,075
Capital Markets	661	673	683	699	712	726	738	779	809	842	838	858	854
Insurance	2,043	2,096	2,100	2,139	2,147	2,146	2,089	2,105	2,113	2,124	2,141	2,135	2,095
Global Operations	2,902	3,050	3,251	3,369	1,875	1,989	2,022	2,066	2,034	2,028	2,126	2,291	2,550
Corporate Overhead & Other	6,346	6,501	6,617	6,779	6,897	7,002	7,156	7,286	7,427	7,447	7,319	7,167	6,846
Total Workforce Head Count	53,567	54,222	54,456	55,068	53,959	54,752	55,489	56,263	56,411	56,059	55,909	55,564	55,434

Period-end Rates
10-Year U.S. Treasury Yield	4.57%	4.49%	4.39%	4.53%	4.55%	4.86%	5.07%	5.12%	5.15%	4.99%	4.74%	4.64%	4.61%
FNMA 30-Year Fixed Rate MBS Coupon	5.80%	5.85%	5.75%	5.76%	5.73%	6.01%	6.10%	6.31%	6.37%	6.15%	5.93%	5.86%	5.79%

(1)

These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions and are included in “Total Mortgage Loan Fundings” above. The amounts include loans funded for both investment purposes and for sale. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(2)

Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)	Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.
(4)	Subservicing volume for non-Countrywide entities.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with Mortgage Banking Segment.
(7)	Workforce Head Count includes full-time employees, contract, and temporary help.
(8)

During June 2006, certain Information Technology functions were realigned within the Company. As a result, certain staff have been reclassified into “Corporate Overhead.” Prior months’ workforce have been restated to reflect this realignment.

# # #